Exhibit 99

Contact:

Jon Mills

Director, External Communications

317-658-4540

Jon.mills@cummins.com

May 30, 2024

For Immediate Release

Tony Satterthwaite retiring after distinguished career at Cummins

Cummins Inc. (NYSE: CMI) announced today that Senior Vice President Tony Satterthwaite will retire, effective September 2024, after 36 years in leadership positions with the company.

“Tony’s more-than three decades of visionary leadership with Cummins have produced a lasting impact on our company and our people, helping lay the strong foundation that supports our future growth and success,” said Jennifer Rumsey, Chair and CEO, Cummins Inc. “Tony has been a leading force in pushing Cummins to be an innovator in our industry, grow and expand our businesses, and evolve the way we work to better serve our customers.”

“Throughout his tenure, Tony has led the company through periods of significant growth and helped us navigate the challenges of the COVID-19 pandemic with exceptional leadership,” Rumsey added. “In addition, Tony realized early on that investing in our people and allocating the resources to build strong, capable leaders would give Cummins a competitive advantage—and it has. Tony has left an enduring mark on our company and our culture, and we wish him the very best in his retirement.”

Satterthwaite joined the company in 1988, holding several critical sales, regional and business leadership roles throughout his tenure. Early in his career, he led sales and product planning in several areas of our off-highway engine business before moving to Singapore to lead our Southeast Asia region.

From there, Satterthwaite spent many years in our Power Generation Business, ultimately serving as President. In this role, he oversaw a period of tremendous growth and profitability for the business, leading several successful product launches, including bringing the 95-liter Hedgehog into the power generation market, while also expanding the Power Generation business internationally and entering the data center market for the first time.

Following his success in the Power Generation business, Satterthwaite went on to hold several pivotal roles, including President of our Distribution Businesses, President and Chief Operating Officer, Vice Chairman, and most recently, Senior Vice President. Satterthwaite serves on the Board of Directors of IDEX Corporation (NYSE: IEX) and has served as a member of Cornell Engineering Advisory Council and Board Member for the National Association of Manufacturers, among others.

About Cummins Inc.

Cummins Inc., a global power solutions leader, is comprised of five business segments – Components, Engine, Distribution, Power Systems and Accelera by Cummins – supported by our global manufacturing and extensive service and support network, skilled workforce and vast technological expertise. Cummins is committed to its Destination Zero strategy, which is grounded in the company’s commitment to sustainability and helping its customers successfully navigate the energy transition with its broad portfolio of products. The products range from advanced diesel, natural gas, electric and hybrid powertrains and powertrain-related components including, aftertreatment, turbochargers, fuel systems, valvetrain technologies, controls systems, air handling systems, automated transmissions, axles, drivelines, brakes, suspension systems, electric power generation systems, batteries, electrified power systems, hydrogen production technologies and fuel cell products. Headquartered in Columbus, Indiana (U.S.), since its founding in 1919, Cummins employs approximately 75,500 people committed to powering a more prosperous world through three global corporate responsibility priorities critical to healthy communities: education, environment, and equality of opportunity. Cummins serves its customers online, through a network of company-owned and independent distributor locations, and through thousands of dealer locations worldwide and earned about $735 million on sales of $34.1 billion in 2023. See how Cummins is powering a world that's always on by accessing news releases and more information at https://www.cummins.com/.

Forward-looking disclosure statement

Information provided in this release that is not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our forecasts, guidance, preliminary results, expectations, hopes, beliefs and intentions on strategies regarding the future. These forward-looking statements include, without limitation, statements relating to our plans and expectations for our revenues, EBITDA and the Settlement Agreements to resolve regulatory proceedings regarding our emissions certification and compliance process for certain engines primarily used in pick-up truck applications in the U.S. Our actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to: any adverse consequences resulting from entering into the Settlement Agreements, including required additional mitigation projects, adverse reputational impacts and potential resulting legal actions; increased scrutiny from regulatory agencies, as well as unpredictability in the adoption, implementation and enforcement of emission standards around the world; evolving environmental and climate change legislation and regulatory initiatives; changes in international, national and regional trade laws, regulations and policies; changes in taxation; global legal and ethical compliance costs and risks; future bans or limitations on the use of diesel-powered products; failure to successfully integrate and / or failure to fully realize all of the anticipated benefits of the acquisition of Meritor, Inc.; raw material, transportation and labor price fluctuations and supply shortages; aligning our capacity and production with our demand; the actions of, and income from, joint ventures and other investees that we do not directly control; large truck manufacturers' and original equipment manufacturers' customers discontinuing outsourcing their engine supply needs or experiencing financial distress, or change in control; product recalls; variability in material and commodity costs; the development of new technologies that reduce demand for our current products and services; lower than expected acceptance of new or existing products or services; product liability claims; our sales mix of products; climate change, global warming, more stringent climate change regulations, accords, mitigation efforts, greenhouse gas regulations or other legislation designed to address climate change; our plan to reposition our portfolio of product offerings through exploration of strategic acquisitions and divestitures and related uncertainties of entering such transactions; increasing interest rates; challenging markets for talent and ability to attract, develop and retain key personnel; exposure to potential security breaches or other disruptions to our information technology environment and data security; political, economic and other risks from operations in numerous countries including political, economic and social uncertainty and the evolving globalization of our business; competitor activity; increasing competition, including increased global competition among our customers in emerging markets; failure to meet environmental, social and governance (ESG) expectations or standards, or achieve our ESG goals; labor relations or work stoppages; foreign currency exchange rate changes; the performance of our pension plan assets and volatility of discount rates; the price and availability of energy; continued availability of financing, financial instruments and financial resources in the amounts, at the times and on the terms required to support our future business; and other risks detailed from time to time in our SEC filings, including particularly in the Risk Factors section of our 2023 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the SEC, which are available at http://www.sec.gov or at http://www.cummins.com in the Investor Relations section of our website.